UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2024

Quanex Building Products Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33913	26-1561397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

945 Bunker Hill Road, Suite 900 Houston. Texas	77024
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (713) 350-4364

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On April 22, 2024 Quanex Building Products Corporation, a Delaware corporation (“Quanex” or the “Company”), issued an announcement (the “Rule 2.7 Announcement”) pursuant to Rule 2.7 of the United Kingdom City Code on Takeovers and Mergers (the “Code”), disclosing that the boards of directors of the Company (the “Company Board”) and Tyman plc, a company incorporated in England and Wales (“Tyman”) (the “Tyman Board”), had reached an agreement on the terms of a recommended acquisition of Tyman by the Company (the “Transaction”). In connection with the Transaction, (i) the Company and Tyman entered into a Co-operation Agreement, dated as of April 22, 2024 (“the “Co-operation Agreement”), (ii) the Company, as guarantor and borrower, entered into an interim facility agreement, dated as of April 21, 2024 (the “Interim Facility Agreement”), with Wells Fargo Securities, LLC, BofA Securities, Inc. and TD Bank, N.A. as arrangers and Wells Fargo Bank, National Association, as interim facility agent and interim security agent, and (iii) the Company and certain financial institution parties named therein entered into a commitment letter, dated as of April 21, 2024 (the “Commitment Letter”).

Rule 2.7 Announcement

On April 22, 2024, the Company issued the Rule 2.7 Announcement disclosing that the Company Board and the Tyman Board had reached an agreement on the terms of the Transaction. The Transaction will be implemented by means of a Court-sanctioned scheme of arrangement (the “Scheme”) under Part 26 of the UK Companies Act 2006, as amended (the “UK Companies Act”). Under the terms of the Transaction, Tyman shareholders will be entitled to elect to receive: (i) 240 pence in cash and 0.05715 of a share of Company common stock, par value of $0.01 per share (the “Company Shares”) for each Tyman share (such option, the “Main Offer”); or (ii) under an alternative to the Main Offer, newly issued Company Shares at an exchange ratio of 0.14288 new Company Shares for each Tyman share (such option, the “Capped All-Share Alternative”), provided, that, the Capped All-Share Alternative shall be made available in respect of up to 25% of the Tyman shares outstanding. Based on each of the £/US$ exchange rate of 1.2373 (at 5:00 p.m. EDT on April 19, 2024) and the Company’s last reported trading price ($34.64 per share) on April 19, 2024, the Main Offer and Capped All-Share Alternative value each Tyman share at 400.0 pence as of the date of the Rule 2.7 Announcement. Tyman Shareholders who do not positively elect to receive the Capped All-Share Alternative will automatically receive the Main Offer.

The Scheme will lapse if (among other things): (i) the Transaction is not completed before 11.59 p.m. UK time on January 22, 2025 or such later time and/or date as the Company and Tyman may agree in writing (with the consent of the UK Panel on Takeovers and Mergers (the “Panel”) and as the High Court of Justice in England and Wales (the “Court”) may approve (if such consent or approval is required)) (such date, the “Long Stop Date”); or (ii) Tyman has not held the Court Meeting and the General Meeting (each as defined in the Rule 2.7 Announcement) by the 22nd day after the expected date of such meetings as set out in the document to be sent to Tyman shareholders in respect of the Scheme (the “Scheme Document”) (or such later date as the Company and Tyman may agree).

The Transaction is conditional upon, among other things, (i) the approval of the Scheme by the Tyman shareholders at the Court Meeting and the General Meeting, (ii) the approval by the Company’s stockholders of the issuance of Company Shares in the Transaction at the Company stockholder special meeting, (iii) the receipt of applicable antitrust and regulatory clearances, and (iv) the sanction of the Scheme by the Court. The conditions to the Transaction are set out in full in the Rule 2.7 Announcement. It is expected that, subject to the satisfaction or waiver of all relevant conditions, the Transaction will be completed in the second half of calendar year 2024.

The Company has reserved the right, subject to the prior consent of the Panel (and to the terms of the Co-operation Agreement), to elect to implement the Transaction by way of a takeover offer (as such term is defined in the UK Companies Act) (a “Takeover Offer”).

Co-operation Agreement

On April 22, 2024, the Company and Tyman entered into the Co-operation Agreement in connection with the Transaction. Pursuant to the Co-operation Agreement, Tyman and the Company agreed to use all reasonable endeavors for the purposes of obtaining any regulatory authorizations which are required to implement the Transaction, and to cooperate with each other in preparing required offering documents and other matters. They have also given certain undertakings to implement the Transaction. In addition, the Co-operation Agreement contains provisions that will apply in respect of certain employee-related matters and Tyman’s employee equity plans.

The Co-operation Agreement contains certain customary termination rights, including, among others, and subject to certain conditions:

(i)	the Company invokes a condition to the Transaction and the Scheme has been withdrawn (other than where such withdrawal is a result of a switch to a Takeover Offer) or, following such a switch, the Takeover Offer lapses;

(ii)	if the Tyman Board changes its recommendation in respect of the Transaction;

(iii)	if a competing offer (A) is recommended in whole or in part by the Tyman Board, or (B) becomes effective or is declared or becomes unconditional;

(iv)	if, prior to the Long Stop Date, any Condition (as such term is defined in the Co-operation Agreement) has not been waived or is (or has become) incapable of satisfaction by the Long Stop Date (in circumstances where invocation of the relevant Condition (or confirmation that the Condition is incapable of satisfaction, as appropriate) is permitted by the Panel (if applicable));

(v)	if the Transaction is implemented by way of a Scheme and (A) the Court Meeting and General Meeting are not held on or before the applicable dates to be set out in the Scheme Document (or subsequent announcement of the timetable) (or such later date as may be agreed in writing between the parties with the consent of the Panel and the approval of the Court (if such approval(s) are required)), or (B) the Sanction Hearing (as such term is defined in the Co-operation Agreement) is not held on or before the later of (y) the applicable dates to be set out in the Scheme Document (or subsequent announcement of the timetable), and (z) thirty days after all the Conditions have been satisfied or waived (or such later date as may be agreed in writing between the parties with the consent of the Panel and the approval of the Court (if such approval(s) are required));

(vi)	if the Transaction (with the consent of the Panel) is terminated, withdrawn or lapses prior to the Long Stop Date other than where (A) such lapse or withdrawal is a result of the Company’s election to implement the Transaction by way of a Takeover Offer or (B) it is otherwise to be followed within five business days by a firm offer announcement by the Company to implement the Transaction by a different offer or scheme on substantially the same or improved terms and which is (or intended to be) recommended by the Tyman Board; or

(vii)	if the Transaction has not completed by the Long Stop Date, unless otherwise agreed by the Company and Tyman in writing or required by the Panel.

Irrevocable Undertaking

The Scheme is subject to the approval of Tyman’s shareholders in accordance with the UK Companies Act. The Company has received an irrevocable undertaking from Teleios Global Opportunities Master Fund, Ltd acting through its manager Teleios Capital Partners LLC (“Teleios”), the holder of 32,347,981 shares of the issued share capital of Tyman as of April 22, 2024, to support the Transaction. Pursuant to such undertakings, Teleios has agreed to vote, or procure the vote of, its entire beneficial holdings of Tyman shares in favor of the Scheme at the Tyman shareholder meeting or, if the Transaction is implemented by way of a Takeover Offer, Teleios has agreed that it will accept such Takeover Offer.

As of April 22, 2024, Teleios beneficially owned approximately 16.4% in aggregate of the existing issued ordinary share capital of Tyman.

In addition, pursuant to the undertaking and subject to certain exceptions therein, Teleios has undertaken to elect the Capped All-Share Alternative in respect of its entire beneficial holdings of Tyman shares.

The undertaking will continue to be binding in the event that a higher competing offer is made for Tyman unless that competing offer (i) is not subject to any pre-conditions; (ii) has been publicly recommended by the Tyman Board; and (iii) represents a greater than 12.5% increase in value compared to the consideration to be received by Tyman Shareholders who elect for the Capped All-Share Alternative.

The undertaking will cease to be binding in certain circumstances, including, if: (i) the Company publicly announces, with the consent of the Panel, that it does not intend to proceed with the Transaction; (ii) the Scheme Document (or offer document, as applicable) has not been posted to Tyman shareholders within 28 days of the Rule 2.7 Announcement (or such other date as agreed by the Company and Tyman with the consent of the Panel, if required); (iii) the Company has elected (with the consent of the Panel) to proceed with the implementation of the Transaction by way of Takeover Offer in accordance with the terms of the undertaking and the applicable requirements of the Takeover Code; (iv) Tyman publicly announces that the Tyman Board has withdrawn its recommendation of the Transaction as a result of a reduction in the value of the consideration to be received by Tyman Shareholders (and provided that announcement expressly refers to such reduction in value as a reason for its withdrawn recommendation), provided that, if any competing offer is announced within 10 days of such announcement by the Tyman Board, such undertaking will not lapse if within 14 days of any such competing offer, the Company announces a revised offer at least equivalent to such competing offer; (v) on the date upon which any competing third party offer or scheme of arrangement becomes or is declared unconditional in all respects or otherwise becomes effective; or (vi) if the Transaction is terminated, withdrawn or lapses.

Interim Facilities Agreement; Commitment Letter

On April 21, 2024, the Company and certain financial institution parties entered into the Interim Facility Agreement, pursuant to which Wells Fargo Bank, National Association, as interim facility agent and interim security agent, and a syndicate of lenders agreed to provide the Company with a $750 million term loan interim facility (“Interim Facility”) and the Commitment Letter, pursuant to which certain financial institution parties agreed to provide to the Company, subject to the execution of definitive financing documents, certain term loan and revolving facilities on the terms and conditions set forth in the Commitment Letter (collectively, the “Facilities”) in order to, among other things, finance the cash consideration payable by the Company in connection with the Transaction.

The Interim Facility made available to the Company pursuant to the Interim Facility Agreement will, on or before the Final Repayment Date (as defined below), be repaid/replaced in full by the loans made under the definitive financing documentation for the Facilities.

The availability of the borrowings under the Facilities (or, in the event that the commitments under the Facilities are not funded on the closing date of the Transaction, the Interim Facility Agreement) are subject to the satisfaction of certain customary conditions for financings of this nature. The Interim Facility Agreement contains, and any definitive financing documentation for the Facilities will contain, customary representations and warranties, events of default and covenants for transactions of this type. To the extent any borrowings are made under the Interim Facility Agreement, such loans will mature on the date falling 90 days after the date of first drawdown under the Interim Facility Agreement.

Borrowings under the Interim Facility Agreement and any definitive documentation for the Facility will be subject to customary “certain funds” provisions consistent with the Code. Such provisions apply until the end of a customary “certain funds period” which includes, amongst other customary triggers in respect of the Transaction lapsing or being terminated or withdrawn, a long stop date of nine months and eight weeks from the date of the Rule 2.7 Announcement, consistent with the requirements of the Code.

The obligations of the Company under the definitive documentation for the Facilities will be guaranteed, jointly and severally, by all of the Company’s present and future domestic subsidiaries, with certain exceptions in accordance with the terms of the definitive documentation for the Facilities, as applicable. In connection with entering into the Interim Facility, the Company entered into a waiver with majority lenders under its Second Amended and Restated Credit Agreement dated as of July 6, 2022, among the Company, the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent in order to permit the lending transactions necessary in connection with the Transaction.

The foregoing summaries of the Transaction, the Rule 2.7 Announcement, the Co-operation Agreement, the irrevocable undertakings, the Interim Facility Agreement and the Commitment Letter do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Rule 2.7 Announcement, the Co-operation Agreement, the form of deed of irrevocable undertaking for Teleios, the Interim Facility Agreement and the Commitment Letter, copies of which are attached as Exhibits 2.1, 2.2, 2.3 10.1 and 10.2, respectively, to this Current Report on Form 8-K, and which are each incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The descriptions of the Interim Facility Agreement and the Commitment Letter set forth in Item 1.01 above are incorporated into this Item 2.03 by reference.

Item 8.01. Other Events.

On April 22, 2024, the Company issued a press release announcing the Rule 2.7 Announcement. The press release, filed as Exhibit 99.1 to this Current Report on Form 8-K, is incorporated herein by reference. In addition, on April 22, 2024, the Company issued an investor presentation in connection with the Transaction. A copy of the investor presentation is furnished as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
2.1	Rule 2.7 Announcement
2.2	Co-operation Agreement
2.3	Form of Deed of Irrevocable Undertaking
10.1	Interim Facility Agreement
10.2	Commitment Letter
99.1	Press Release dated April 22, 2024
99.2	Investor Presentation
104	The cover page of this Current Report on Form 8-K (embedded within the Inline XBRL document)

Forward-Looking Statements

This Current Report on Form 8-K (including information incorporated herein by reference) contains certain “forward-looking statements”. These statements are based on the current expectations of the management of Quanex and are naturally subject to uncertainty and changes in circumstances. The forward-looking statements include statements relating to the expected effects of the Transaction on the combined company, the expected timing and scope of the Transaction, and other statements other than historical facts. Forward-looking statements include statements typically containing words such as “will”, “may”, “should”, “believe”, “intends”, “expects”, “anticipates”, “targets”, “estimates” and words of similar import and including statements relating to future capital expenditures, expenses, revenues, economic performance, financial conditions, dividend policy, losses and future prospects and business and management strategies and the expansion and growth of the operations of the combined company. Although Quanex believes that the expectations reflected in such forward-looking statements are reasonable, Quanex can give no assurance that such expectations will prove to be correct. By their nature, forward-looking statements involve risk and uncertainty because they relate to events and depend on circumstances that will occur in the future. There are a number of factors that could cause actual results and developments to differ materially from those expressed or implied by such forward looking statements. These factors include: the possibility that the Transaction will not be completed on a timely basis or at all, whether due to the failure to satisfy the conditions of the Transaction (including approvals or clearances from regulatory and other agencies and bodies) or otherwise, general business and economic conditions globally, industry trends, competition, changes in government and other regulation, changes in political and economic stability, disruptions in business operations due to reorganization activities, interest rate and currency fluctuations, the inability of the combined company to realize successfully any anticipated synergy benefits when (and if) the Transaction is implemented, the inability of the combined company to integrate successfully Quanex’s and Tyman’s operations when (and if) the Transaction is implemented and the combined company incurring and/or experiencing unanticipated costs and/or delays or difficulties relating to the Transaction when (and if) it is implemented. Additional information concerning these and other risk factors is contained in the Risk Factors sections of Quanex’s most recent reports on Form 10-K and Form 10-Q, the contents of which are not incorporated by reference into, nor do they form part of, this Current Report on Form 8-K.

These forward-looking statements are based on numerous assumptions regarding the present and future business strategies of such persons and the environment in which each will operate in the future. By their nature, these forward-looking statements involve known and unknown risks, as well as uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements may cause the actual results, performance or achievements of any such person, or industry results and developments, to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. No assurance can be given that such expectations will prove to have been correct and persons reading this Current Report on Form 8-K are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this Current Report on Form 8-K . All subsequent oral or written forward-looking statements attributable to Quanex, Tyman or any persons acting on their behalf are expressly qualified in their entirety by the cautionary statement above. Neither of Quanex or Tyman undertakes any obligation to update publicly or revise forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law, regulation or stock exchange rules.

No Offer or Solicitation

The information contained in this Current Report on Form 8-K is for information purposes only and not intended to and does not constitute, or form any part of, an offer to sell or the solicitation of an offer to subscribe for an invitation to subscribe for any securities or the solicitation of any vote or approval in any jurisdiction pursuant to the Transaction or otherwise, nor shall there be any sale, issuance, subscription or transfer of securities in any jurisdiction in contravention of applicable law or regulation. In particular, this Current Report on Form 8-K is not an offer of securities for sale in the United States. No offer of securities shall be made in the United States absent registration under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. Any securities issued as part of the Transaction are anticipated to be issued in reliance upon available exemptions from such registration requirements pursuant to Section 3(a)(10) of the Securities Act. The Transaction will be made solely by means of the scheme document to be published by Tyman in due course, or (if applicable) pursuant to an offer document to be published by Quanex, which (as applicable) would contain the full terms and conditions of the Transaction. Any decision in respect of, or other response to, the Transaction, should be made only on the basis of the information contained in such document(s). If, in the future, Quanex ultimately seeks to implement the Transaction by way of a Takeover Offer or otherwise in a manner that is not exempt from the registration requirements of the Securities Act, that offer will be made in compliance with applicable US laws and regulations.

Important additional information will be filed with the SEC

In connection with the Transaction, Quanex is expected to file with the U.S. Securities and Exchange Commission (the “SEC”) a proxy statement (the “Proxy Statement”). BEFORE MAKING ANY VOTING DECISION, QUANEX’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT, INCLUDING THE SCHEME DOCUMENT (OR, IF APPLICABLE, THE OFFER DOCUMENT), AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT (IF ANY) CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE PARTIES TO THE TRANSACTION. Quanex’s stockholders and investors will be able to obtain, without charge, a copy of the Proxy Statement, including the scheme document and/or offer document (as referred to above), and other relevant documents filed with the SEC (when available) from the SEC’s website at http://www.sec.gov. Quanex’s stockholders and investors will also be able to obtain, without charge, a copy of the Proxy Statement, including the scheme document and/or offer document (as referred to above), and other relevant documents (when available) by directing a written request to Quanex (Attention: Investor Relations), or from Quanex’s website at https://investors.quanex.com/.

Participants in the solicitation

Quanex and certain of its directors and executive officers and employees may be considered participants in the solicitation of proxies from the stockholders of Quanex in respect of the transactions contemplated by the scheme document. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of Quanex in connection with the Transaction, including a description of their direct or indirect interests, by security holdings or otherwise, will be set out in the scheme document when it is filed with the SEC. Information regarding Quanex’s directors and executive officers is contained in Quanex’s Annual Report on Form 10-K for the fiscal year ended October 31, 2023 and its annual meeting proxy statement on Schedule 14A, dated January 25, 2024, which are filed with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Quanex Building Products Corporation

Date: April 22, 2024	By:	/s/ Scott Zuehlke
Name: Scott Zuehlke
Title: SVP, CFO and Treasurer